SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

February 17, 2014

Date of Report (Date of Earliest Event Reported)

American Business Services, Inc.

 (Exact name of registrant as specified in its charter)

Colorado	000-54985	84-1194104
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6521 Ocaso Drive, Castle Pines, CO	80108
(Address of principal executive offices)	(Zip Code)

(303) 730-7939

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers

On February 17, 2014, A. Terry Ray resigned as secretary and director of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

American Business Services, Inc.

By:      /s/ Phil E. Ray

Phil E. Ray

Chief Executive Officer

Chief Financial Officer

Dated:  February 18, 2014